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                                   APPENDIX A
                 FORM N-23c-3 NOTIFICATION OF REPURCHASE OFFER
                             PURSUANT TO RULE 23c-3


1.  Investment Company Act File Number 814-143
      Date of Notification: October 9, 1998

2.  Exact name of investment company as specified in registration statement:
      Access Capital Strategies Community Investment Fund, Inc.

3.  Address of principal executive office:
      124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusettes, 02138 (Number, Street, City, Zip Code)

4.  Check one of the following:

A.    X    The notification pertains to a periodic repurchase offer
under paragraph (b) of Rule 23c-3.

B. ______ The notification pertains to a discretionary repurchase offer under paragraph (b) of Rule 23c-3.

C. ______ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.



By:/s/ David F. Sand
   ----------------------------------------------------------------
        (Name)

  Chief Executive Officer
-------------------------------------------------------------------
        (Title)





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ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

                             124 Mt. Auburn Street
                                   Suite 200N
                        Cambridge, Massachusetts  02138

                                REPURCHASE OFFER

Dear Shareholder,

         Access Capital Strategies Community Investment Fund, Inc. (the "Fund") is offering to repurchase its shares from shareholders of the Fund pursuant to its periodic repurchase program. You should consider the terms of the repurchase offer described below before making any decisions. Please contact the Fund at the above address for more information if you have any questions.

         The Fund will repurchase shares of the Fund at their net asset value as of the close of business on November 4, 1998, the "pricing date" for this repurchase offer. Any shares of the Fund redeemed will be subject to a 1.00% redemption fee.

         You may tender shares to the Fund until November 3, 1998, the repurchase request deadline, by writing to the Fund at the above address stating i) the dollar amount or percentage amount of your holdings that you would like to tender to the Fund for repurchase, and ii) the person or account to receive payment from the Fund. You may modify or withdraw your tender until November 3, 1998 by writing to the Fund and stating the terms of such modification or withdrawal. The Fund will pay you or your designee the proceeds from the repurchase offer on or before November 10, 1998.

         The Fund will repurchase shares totaling no more than 21% of the Fund's total outstanding shares as of the November 3, 1998 (the "repurchase amount"). If shareholders tender more than repurchase amount, the Fund will repurchase shares based on the pro rata holdings of each shareholder as of November 3, 1998. Alternatively, the Fund may increase the repurchase amount to 23%. If shareholders tender more than the 23% repurchase amount, the Fund would then repurchase shares based on the pro rata holdings of each shareholder as of November 3, 1998.

         On October 7, 1998, the Fund's net asset value per share was $102,794.43 (inclusive of a $1,389.71 dividend declared in a letter to investors dated October 14, 1998 and payable on October 20, 1998). Therefore, the actual redemption price will exclude the dividend amount. The Fund's net asset value per share may fluctuate between November 3, 1998, the repurchase request deadline, and November 4, 1998, the pricing date. You may contact the Fund at the above address if you would like to find out the Fund's current net asset value per shares or market price.





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         The Fund may suspend or postpone the repurchase offer only if a majority of the Board of Directors, including a majority of the independent Directors, determine that the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code. A majority of the Board of Directors, including a majority of the independent Directors, may also suspend or postpone the repurchase offer for any period during which an emergency exists as a result of the which disposal by the Fund of its portfolio securities is not reasonably practicable or during which it is not reasonably practicable for the Fund to fairly determine the value of its net assets or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

         Finally, the Board of Directors may determine in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), to move the pricing date to November 3, 1998, if it makes the determinations required by the 1940 Act.

         Please carefully consider the terms and procedures of the repurchase offer before making a decision to tender, or to not tender, shares of the Fund for redemption. If you have any questions about this repurchase offer, please contact the Fund at the above address.


                                  Sincerely,

                                     /s/ David F. Sand
                                  -----------------------------------
                                  David F. Sand
                                  Chief Executive Officer
                                  Access Capital Strategies Community
                                      Investment Fund, Inc.

October 14, 1998





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